EXHIBIT (M)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $13,582.71
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $11,003.84
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   461.76
- Mortality & Expense Charge****     $   126.70
+ Hypothetical Rate of Return*****     ($157.67)
                                     ----------
=                                    $   13,583 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 38.43
2       $ 38.44
3       $ 38.45
4       $ 38.46
5       $ 38.47
6       $ 38.48
7       $ 38.48
8       $ 38.49
9       $ 38.50
10      $ 38.51
11      $ 38.52

12      $ 38.53
Total   $461.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($13.46)
2        ($13.40)
3        ($13.34)
4        ($13.29)
5        ($13.23)
6        ($13.17)
7        ($13.11)
8        ($13.05)
9        ($12.99)
10       ($12.93)
11       ($12.88)
12       ($12.82)
Total   ($157.67)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $13,582.71
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   10,880 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $16,334.36
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,834.15
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   458.11
- Mortality & Expense Charge****     $   143.21
+ Hypothetical Rate of Return*****   $   776.53
                                     ----------
=                                    $   16,334 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 38.19
2       $ 38.18
3       $ 38.18
4       $ 38.18
5       $ 38.18
6       $ 38.18
7       $ 38.17
8       $ 38.17
9       $ 38.17
10      $ 38.17
11      $ 38.17
12      $ 38.16
Total   $458.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 64.39
2        $ 64.45
3        $ 64.51
4        $ 64.56
5        $ 64.62
6        $ 64.68
7        $ 64.74
8        $ 64.80
9        $ 64.86
10       $ 64.91
11       $ 64.97
12       $ 65.03
Total    $776.53

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,334.36
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   13,631 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $19,563.11
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,897.61
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   453.92
- Mortality & Expense Charge****     $   161.82
+ Hypothetical Rate of Return*****   $ 1,956.24
                                     ----------
=                                    $   19,563 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 37.91
2       $ 37.89
3       $ 37.88
4       $ 37.86
5       $ 37.85
6       $ 37.83
7       $ 37.82
8       $ 37.80
9       $ 37.79
10      $ 37.77
11      $ 37.76
12      $ 37.74
Total   $453.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  157.78
2       $  158.71
3       $  159.64
4       $  160.58
5       $  161.53
6       $  162.49
7       $  163.46
8       $  164.43
9       $  165.41
10      $  166.40
11      $  167.40
12      $  168.40
Total   $1,956.24

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,563.11
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   16,860 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $97,753.96
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 79,286.59
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  3,236.80
- Mortality & Expense Charge****     $    911.51
+ Hypothetical Rate of Return*****    ($1,134.32)
                                     -----------
=                                    $    97,754 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  269.39
2       $  269.45
3       $  269.51

4       $  269.58
5       $  269.64
6       $  269.70
7       $  269.77
8       $  269.83
9       $  269.89
10      $  269.95
11      $  270.02
12      $  270.08
Total   $3,236.80

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1          ($96.82)
2          ($96.40)
3          ($95.98)
4          ($95.56)
5          ($95.15)
6          ($94.73)
7          ($94.32)
8          ($93.90)
9          ($93.49)
10         ($93.07)
11         ($92.66)
12         ($92.25)
Total   ($1,134.32)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $97,753.96
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   76,914 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $117,564.67
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $92,467.07
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,209.06
- Mortality & Expense Charge****     $ 1,030.40
+ Hypothetical Rate of Return*****   $ 5,587.06
                                     ----------
=                                    $  117,565 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  267.51
2       $  267.49
3       $  267.48
4       $  267.46
5       $  267.45
6       $  267.43
7       $  267.41
8       $  267.40
9       $  267.38
10      $  267.37
11      $  267.35
12      $  267.33
Total   $3,209.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  463.14
2       $  463.58
3       $  464.02
4       $  464.46
5       $  464.91
6       $  465.36
7       $  465.80
8       $  466.25
9       $  466.70
10      $  467.16
11      $  467.61
12      $  468.07
Total   $5,587.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $117,564.67
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    96,725 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $140,811.31
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $107,326.48
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  3,177.20
- Mortality & Expense Charge****     $  1,164.41
+ Hypothetical Rate of Return*****   $ 14,076.45
                                     -----------
=                                    $   140,811 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  265.39
2       $  265.28
3       $  265.17
4       $  265.06
5       $  264.94
6       $  264.83
7       $  264.71
8       $  264.60
9       $  264.48
10      $  264.36
11      $  264.25
12      $  264.13
Total   $3,177.20

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,135.00
2       $ 1,141.73
3       $ 1,148.51
4       $ 1,155.35

5       $ 1,162.25
6       $ 1,169.20
7       $ 1,176.21
8       $ 1,183.28
9       $ 1,190.40
10      $ 1,197.58
11      $ 1,204.82
12      $ 1,212.12
Total   $14,076.45

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $140,811.31
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   119,971 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $12,536.22
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,192.68
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   716.26
- Mortality & Expense Charge****     $   118.16
+ Hypothetical Rate of Return*****     ($147.04)
                                     ----------
=                                    $   12,536 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 52.11
2       $ 52.12
3       $ 52.14
4       $ 52.15
5       $ 52.17
6       $ 52.18
7       $ 52.20
8       $ 52.21
9       $ 52.23
10      $ 52.24
11      $ 52.26
12      $ 52.27
Total   $626.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($12.68)
2        ($12.60)
3        ($12.52)
4        ($12.45)
5        ($12.37)
6        ($12.29)
7        ($12.21)
8        ($12.14)
9        ($12.06)
10       ($11.98)
11       ($11.91)
12       ($11.83)
Total   ($147.04)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,536.22
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $    9,833 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $15,130.11
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $11,925.00
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   711.59
- Mortality & Expense Charge****     $   133.80
+ Hypothetical Rate of Return*****   $   725.50
                                     ----------
=                                    $   15,130 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 51.79
2       $ 51.79
3       $ 51.79
4       $ 51.79
5       $ 51.80
6       $ 51.80

7       $ 51.80
8       $ 51.80
9       $ 51.80
10      $ 51.81
11      $ 51.81
12      $ 51.81
Total   $621.59

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 60.68
2        $ 60.64
3        $ 60.60
4        $ 60.56
5        $ 60.52
6        $ 60.48
7        $ 60.44
8        $ 60.40
9        $ 60.36
10       $ 60.32
11       $ 60.28
12       $ 60.24
Total    $725.50

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $15,130.11
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   12,427 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $18,179.12
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,880.85
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   706.23
- Mortality & Expense Charge****     $   151.46
+ Hypothetical Rate of Return*****   $ 1,830.96
                                     ----------
=                                    $   18,179 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 51.43
2       $ 51.42
3       $ 51.40
4       $ 51.39
5       $ 51.38
6       $ 51.36
7       $ 51.35
8       $ 51.33
9       $ 51.32
10      $ 51.30
11      $ 51.29
12      $ 51.27
Total   $616.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  148.78
2       $  149.45
3       $  150.13
4       $  150.81
5       $  151.50
6       $  152.20
7       $  152.90
8       $  153.60
9       $  154.32
10      $  155.03
11      $  155.76
12      $  156.49
Total   $1,830.96

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $18,179.12
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   15,476 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $85,948.53
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 70,170.61
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  6,142.26
- Mortality & Expense Charge****     $    815.27
+ Hypothetical Rate of Return*****    ($1,014.56)
                                     -----------
=                                    $    85,949 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  503.38
2       $  503.56
3       $  503.74
4       $  503.92
5       $  504.09
6       $  504.27
7       $  504.44
8       $  504.62
9       $  504.80
10      $  504.97
11      $  505.15
12      $  505.32
Total   $6,052.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1          ($88.00)
2          ($87.37)
3          ($86.74)
4          ($86.11)

5          ($85.48)
6          ($84.85)
7          ($84.23)
8          ($83.60)
9          ($82.98)
10         ($82.35)
11         ($81.73)
12         ($81.11)
Total   ($1,014.56)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $85,948.53
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   65,109 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $103,994.19
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $82,251.04
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,095.09
- Mortality & Expense Charge****     $   924.48
+ Hypothetical Rate of Return*****   $ 5,012.72
                                     ----------
=                                    $  103,994 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  500.18
2       $  500.23
3       $  500.27
4       $  500.31
5       $  500.36
6       $  500.40
7       $  500.45
8       $  500.49
9       $  500.53
10      $  500.58
11      $  500.62
12      $  500.67
Total   $6,005.09

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  421.37
2       $  420.72
3       $  420.06
4       $  419.40
5       $  418.74
6       $  418.07
7       $  417.41
8       $  416.74
9       $  416.07
10      $  415.39
11      $  414.72
12      $  414.04
Total   $5,012.72

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $103,994.19
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    83,154 (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $125,230.55
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $95,902.02
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,040.79
- Mortality & Expense Charge****     $ 1,047.83
+ Hypothetical Rate of Return*****   $12,667.15
                                     ----------
=                                    $  125,231 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  496.56
2       $  496.45
3       $  496.33
4       $  496.21
5       $  496.09
6       $  495.97
7       $  495.84

8       $  495.72
9       $  495.60
10      $  495.47
11      $  495.34
12      $  495.22
Total   $5,950.79

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,033.80
2       $ 1,037.65
3       $ 1,041.54
4       $ 1,045.46
5       $ 1,049.41
6       $ 1,053.40
7       $ 1,057.41
8       $ 1,061.46
9       $ 1,065.54
10      $ 1,069.66
11      $ 1,073.81
12      $ 1,078.00
Total   $12,667.15

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $125,230.55
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   104,391 (rounded to the nearest dollar)